First Quarter 2010 Earnings Conference Call 17 February 2010 Exhibit 99.3 (Furnished herewith) 20

Safe Harbor Statement & Disclosures The earnings call and accompanying material include forward-looking comments and information concerning the company’s projections, plans and objectives for the future, including estimates and assumptions with respect to economic, political, technological, weather, market acceptance and other factors that impact our businesses and customers. They also may include financial measures that are not in conformance with accounting principles generally accepted in the United States of America (GAAP). Words such as “forecast,” “projection,” “outlook,” “prospects,” “expected,” “estimated,” “will,” “plan,” “anticipate,” “intend,” “believe,” or other similar words or phrases often identify forward-looking statements. Actual results may differ materially from those projected in these forward-looking statements based on a number of factors and uncertainties. Additional information concerning factors that could cause actual results to differ materially is contained in the company’s most recent Form 8-K and periodic report filed with the Securities and Exchange Commission, and is incorporated by reference herein. Investors should refer to and consider the incorporated information on risks and uncertainties in addition to the information presented here. Investors should consider non-GAAP financial measures in addition to, and not as a substitute for, financial measures prepared in accordance with GAAP. The company, except as required by law, undertakes no obligation to update or revise its forward-looking statements whether as a result of new developments or otherwise. The call and accompanying materials are not an offer to sell or a solicitation of offers to buy any of the company’s securities. 21 2 1st Quarter 2010 Earnings Conference Call

First Quarter Overview +19% $204 $243 Net Income Attributable to Deere & Company +19% $0.48 $0.57 Diluted EPS -7% $4,560 $4,237 Net Sales -6% $5,146 $4,835 Net Sales and Revenues Change Q1 2009 Q1 2010 (in millions of dollars except per share amounts) 22 3 1st Quarter 2010 Earnings Conference Call

First Quarter Overview Net Sales Equipment operations net sales: Down ~ 7% in Q1 2010 vs. Q1 2009 Currency translation: ~ +5 points Price realization: ~ +2 points 23 4 1st Quarter 2010 Earnings Conference Call

Production Tonnage* (3) +13 +1 +30 +2 +5 FY 2010 Forecast (10) +5 (6) +22 (5) (3) FY 2010 Previous Forecast (15) (18) (17) (21) (17) (17) Q1 2010 Previous Forecast (2) +7 +5 +74 Flat +5 Q2 2010 Forecast (20) Worldwide A&T (22) Worldwide C&F (22) U.S. and Canada A&T (16) Outside U.S. and Canada (22) U.S. and Canada (20) Total Worldwide Q1 2010 Actual % Change *Percentage change from same period in previous year, excluding purchased product Deere & Company Forecast as of 17 February 2010 (Previous Forecast as of 25 November 2009) 24 5 1st Quarter 2010 Earnings Conference Call

2010 Company Outlook Second Quarter 2010 Forecast Net sales up 4-6% vs. Q2 2009 Currency translation: ~ +5 points Price realization: ~ +2 points Fiscal Year 2010 Forecast Net sales up 6-8% vs. FY 2009 Currency translation: ~ +3 points Price realization: +1-2 points Previous forecast down ~ 1% vs. FY 2009 Currency translation: ~ +1 point Price realization: +1-2 points Net income attributable to Deere & Company of ~ $1.3 billion Previous forecast ~ $900 million Deere & Company Forecast as of 17 February 2010 (Previous Forecast as of 25 November 2009) 25 6 1st Quarter 2010 Earnings Conference Call

Worldwide Agriculture & Turf First Quarter Overview *Operating profit impacted by: Lower raw-material costs Improved price realization Favorable effects of foreign exchange and product mix Lower shipment and production volumes Higher postretirement benefit costs +22% $289 $352 Operating Profit* -20% Production Tonnage -6% $3,819 $3,607 Net Sales Change Q1 2009 Q1 2010 (in millions of dollars) 26 7 1st Quarter 2010 Earnings Conference Call

U.S. Commodity Price Estimates $8.50 $8.50 $9.35 $9.40 $9.97 Soybeans (dollars per bushel) $0.49 $6.78 $4.06 2008/09 $0.58 $4.80 $3.50 Previous 2010/11 $0.55 $4.80 $3.40 Previous 2009/10 $0.64 $5.00 $3.55 2010/11 Forecast $0.62 $4.90 $3.50 2009/10 Forecast Cotton (dollars per pound) Wheat (dollars per bushel) Corn (dollars per bushel) Deere & Company Forecast as of 17 February 2010 (Previous Forecast as of 25 November 2009) 27 8 1st Quarter 2010 Earnings Conference Call

U.S. Farm Prices Source: Actual Data: USDA Forecast Data: Deere & Company Forecast as of 17 February 2010 (dollars per bushel) Jan-04 Apr-04 Jul-04 Oct-04 Jan-05 Apr-05 Jul-05 Oct-05 Jan-06 Apr-06 Jul-06 Oct-06 Jan-07 Apr-07 Jul-07 Oct-07 Jan-08 Apr-08 Jul-08 Oct-08 Jan-09 Apr-09 Jul-09 Oct-09 Jan-10 Apr-10F Jul-10F Oct-10F Jan-11F Apr-11F Jul-11F 28 9 1st Quarter 2010 Earnings Conference Call Wheat Corn Soybeans $14.00 $12.00 $10.00 $8.00 $6.00 $4.00 $2.00 $0.00

U.S. Farm Cash Receipts Total Cash Receipts Government Payments Livestock Crops (in billions of dollars) 300.6 11.8 120.8 168.0 Previous 2009 298.0 12.9 118.8 166.3 2009 Forecast 310.2 12.4 131.3 166.5 2010 Forecast 307.8 336.4 10.0 131.6 166.2 Previous 2010 12.2 141.1 183.1 2008 Deere & Company Forecast as of 17 February 2010 (Previous Forecast as of 25 November 2009) 29 10 1st Quarter 2010 Earnings Conference Call

Farm Net Income (Loss) Brazil and Argentina 2.7 3.2 1.6 1.6 14.3 Brazil 2.3 2.3 (2.5) (2.5) 2.4 Argentina Previous 2010 2010 Forecast Previous 2009 2009 2008 (in billions of U.S. dollars) Deere & Company Forecast as of 17 February 2010 (Previous Forecast as of 25 November 2009) 30 11 1st Quarter 2010 Earnings Conference Call

Agriculture & Turf Retail Sales Industry Outlook – Fiscal 2010 U.S. and Canada Ag: Comparable to 2009 Previous forecast: Down ~10% Western Europe Ag: Down 10-15% No change from previous forecast Central Europe and the CIS* countries Ag: Expected to remain under pressure No change from previous forecast South America Ag: Up 10-15% No change from previous forecast U.S. and Canada turf equipment and compact utility tractors: ~ Flat No change from previous forecast *Commonwealth of Independent States Deere & Company Forecast as of 17 February 2010 (Previous Forecast as of 25 November 2009) 31 12 1st Quarter 2010 Earnings Conference Call

Worldwide Agriculture & Turf Deere & Company Outlook Fiscal Year 2010 Forecast Net sales projected to be up 4-6% Currency translation: ~ +4 points Previous forecast down ~ 4% Currency translation: ~ +2 points Deere & Company Forecast as of 17 February 2010 (Previous Forecast as of 25 November 2009) 32 13 1st Quarter 2010 Earnings Conference Call

Worldwide Construction & Forestry First Quarter Overview $18 ($37) Operating (Loss)*/Profit -22% Production Tonnage -15% $741 $630 Net Sales Change Q1 2009 Q1 2010 (in millions of dollars) Decremental Margin ~ 50% *Operating loss impacted by: Lower shipment and production volumes Higher postretirement benefit costs 33 14 1st Quarter 2010 Earnings Conference Call

Worldwide Construction & Forestry Deere & Company Outlook Fiscal Year 2010 Forecast Net sales projected to be up ~ 21% Previous forecast up ~ 18% +4.6% -17.8% 792 +2.6% 2010 Forecast Non-Residential Spending Growth (annual percentage rate) Housing Starts (thousands) Government Spending Growth (annual percentage rate) GDP Growth (annual percentage rate) U.S. Economic Indicators Source: Global Insight, Calendar Year Estimates – January 2010 Deere & Company Forecast as of 17 February 2010 (Previous Forecast as of 25 November 2009) 34 15 1st Quarter 2010 Earnings Conference Call

Worldwide Credit Operations Credit Loss History Provision for Credit Losses / Average Owned Portfolio 0.52% * Year-to-date January results annualized 35 0.00% 0.50% 1.00% 1.50% 2.00% 1990 1991 1992 1993 1994 1995 1996 1997 1998 1999 2000 2001 2002 2003 2004 2005 2006 2007 2008 2009 2010 * 16 1st Quarter 2010 Earnings Conference Call

2.29% 1.87% 1.36% 1.15% Revolving Charge Accounts 0.73% 0.77% 0.66% 0.63% Financing Leases Q1 2009 Q1 2010 Jan 2009 Jan 2010 Annualized Write-offs Past-Dues 0.31% 0.38% 0.26% 0.79% 3.50% 0.16% 0.54% 2.66% 0.03% 0.32% Total Owned C&F – Retail Notes A&T – Retail Notes 0.54% 0.18% Worldwide Credit Operations Owned Portfolio Past-Dues and Write-offs 36 17 1st Quarter 2010 Earnings Conference Call

Worldwide Credit Operations First Quarter 2010 Net income attributable to Deere & Company $81 million in Q1 2010 vs. $45 million in Q1 2009 Improved financing spreads Fiscal Year 2010 Forecast Net income attributable to Deere & Company of ~ $260 million Previous forecast ~ $240 million Deere & Company Forecast as of 17 February 2010 (Previous Forecast as of 25 November 2009) 37 18 1st Quarter 2010 Earnings Conference Call

Consolidated Trade Receivables & Inventory 500 450 100 350 2010** Forecast 175 Flat Flat Flat 2010** Previous Forecast 1,191 A&T 1,765 1,439 248 Q1 2010* Actual Total, as reported Total, constant exchange C&F (in millions of dollars) * Change at 31 January 2010 vs. 31 January 2009 ** Change at 31 October 2010 vs. 31 October 2009 Deere & Company Forecast as of 17 February 2010 (Previous Forecast as of 25 November 2009) 38 19 1st Quarter 2010 Earnings Conference Call

Retail Sales a single digit, more than industry 5% 4WD Tractors more than industry 14% Combines more than industry less than industry Deere** 32% Row-Crop Tractors 7% Industry* Utility Tractors U.S. and Canada Ag January 2010 Retail Sales and Dealer Inventories * As reported by the Association of Equipment Manufacturers ** As reported to the Association of Equipment Manufacturers *** At 31 January – in units as a % of trailing 12 months retail sales, as reported to the Association of Equipment Manufacturers Deere Dealer Inventories*** 2009 2010 U.S. and Canada Ag 8% 6% Combines 21% 19% Row-Crop Tractors 39 20 1st Quarter 2010 Earnings Conference Call

January 2010 Retail Sales double digits double digits Deere* Combines Tractors Western Europe a single digit Selected Turf & Utility Equipment Deere U.S. and Canada * Based on EU Government Reporting of Registrations Deere U.S. and Canada – Construction & Forestry double digits Settlements low double digits First-in-the-Dirt 40 21 1st Quarter 2010 Earnings Conference Call

Material Costs and Freight Equipment Operations First Quarter 2010 Down ~ $160 million vs. Q1 2009 Fiscal Year 2010 Forecast Down ~ $150 million vs. FY 2009 By division Agriculture & Turf ~ $150 million Construction & Forestry $0-25 million Previous forecast down $150-200 million vs. FY 2009 By division Agriculture & Turf $150-200 million Construction & Forestry Flat Deere & Company Forecast as of 17 February 2010 (Previous Forecast as of 25 November 2009) 41 22 1st Quarter 2010 Earnings Conference Call

Research & Development Expense Equipment Operations First Quarter 2010 Up ~ 7% vs. Q1 2009 Currency translation ~ +2 points Fiscal Year 2010 Forecast Up ~ 12% vs. FY 2009 Currency translation ~ +1 point Previous forecast up ~ 11% vs. FY 2009 Deere & Company Forecast as of 17 February 2010 (Previous Forecast as of 25 November 2009) 42 23 1st Quarter 2010 Earnings Conference Call

Pension and OPEB Expense First Quarter 2010 Up ~ $110 million vs. 1Q 2009 Fiscal Year 2010 Forecast Up ~ $400 million vs. FY 2009 Change by category COS ~ $325 million SA&G ~ $75 million Change by division A&T ~ $300 million C&F ~ $100 million No change from previous forecast Second Quarter 2010 Forecast Up ~ $100 million vs. 2Q 2009 Deere & Company Forecast as of 17 February 2010 (Previous Forecast as of 25 November 2009) 43 24 1st Quarter 2010 Earnings Conference Call

Selling, Administrative & General Expense Equipment Operations First Quarter 2010 Up ~ 1% vs. Q1 2009 Currency translation ~ +4 points Pension and OPEB expense ~ +3 points Fiscal Year 2010 Forecast Up ~ 8% vs. FY 2009 Pension and OPEB expense ~ +3 points Variable incentive compensation ~ +3 points Currency translation ~ +2 points Previous forecast up ~ 6% vs. FY 2009 Currency translation ~ +4 points Pension and OPEB expense ~ +3 points Deere & Company Forecast as of 17 February 2010 (Previous Forecast as of 25 November 2009) 44 25 1st Quarter 2010 Earnings Conference Call

Tax Rate Equipment Operations First Quarter 2010 Effective tax rate of ~36% Fiscal Year 2010 Forecast Assumes effective tax rate of 34-35% Previous forecast ~35% Deere & Company Forecast as of 17 February 2010 (Previous Forecast as of 25 November 2009) 45 26 1st Quarter 2010 Earnings Conference Call

Continued Strong Operating Performance Equipment Operations Cash Flows from Operations Fiscal Year 2008: $2.4 billion Fiscal Year 2009: $1.4 billion Fiscal Year 2010 Forecast: ~ $1.9 billion Previous forecast: ~ $1.8 billion Deere & Company Forecast as of 17 February 2010 (Previous Forecast as of 25 November 2009) 46 27 1st Quarter 2010 Earnings Conference Call

Other Information Fiscal Year 2010 Forecast Equipment Operations Capital Expenditures ~ $900 million Previous forecast $850-900 million Depreciation and Amortization ~ $600 million Previous forecast ~ $550 million Pension/OPEB Contributions ~ $600 million Previous forecast ~ $400 million Financial Services Capital Expenditures ~ $200 million, primarily Wind No change from previous forecast Deere & Company Forecast as of 17 February 2010 (Previous Forecast as of 25 November 2009) 47 28 1st Quarter 2010 Earnings Conference Call

Appendix 48 29 1st Quarter 2010 Earnings Conference Call

Supplemental Data – Fiscal 2009 NOTE: Due to the magnitude of the amounts for the items listed above, management believes the above additional supplemental data provides valuable insight into the operating performance for fiscal year 2009. Management believes this presentation will enhance the reader’s understanding of the impact of these items on Deere & Company’s performance during the year. Management does not intend this presentation to be considered in isolation or as a substitute for the related measures under GAAP. 49 Net income attributable to Deere & Company, as adjusted Net income attributable to Deere & Company, as adjusted Net income attributable to Deere & Company, as reported 30 1st Quarter 2010 Earnings Conference Call Expenses related to: Goodwill impairment Voluntary employee-separation program $873.5 $2.06 274.2 0.65 57.6 0.13 $1,205.3 $2.84 30.0 0.07 $1,235.3 $2.91 FY 2009 (millions) Diluted EPS

World Farm Fundamentals Global Stocks-To-Use Ratios Corn Wheat Soybeans Lowest level since 1972/1973 Source: USDA - 9 February 2010 Cotton 50 0% 10% 20% 30% 40% 50% 60% 70% 1992 1993 1994 1995 1996 1997 1998 1999 2000 2001 2002 2003 2004 2005 2006 2007 2008E 2009P 31 1st Quarter 2010 Earnings Conference Call

U.S. Net Farm Cash Income 77.6 (249.0) 326.6 18.8 307.8 Previous 2010 Net Cash Income Cash Expenses Gross Cash Income Other Cash Income Total Cash Receipts (in billions of dollars) 71.9 (246.7) 318.6 18.0 300.6 Previous 2009 70.9 (247.8) 318.7 20.7 298.0 2009 Forecast 81.8 (250.0) 331.8 21.6 310.2 2010 Forecast (258.7) 97.5 356.2 19.8 336.4 2008 Deere & Company Forecast as of 17 February 2010 (Previous Forecast as 25 November 2009) 51 32 1st Quarter 2010 Earnings Conference Call

0.05% 0.06% Revolving Charge Accounts 1.16% 2.52% 2.32% 1.42% Jan 2010 0.55% Total Owned Non-Performing Receivables** Financing Leases C&F – Retail Notes A&T – Retail Notes* 1.86% 0.81% 0.40% Jan 2009 * As of 31 January 2010, Brazil non-performing receivables represent 0.95% of the total worldwide A&T retail note portfolio ** As of 31 January 2010, Brazil non-performing receivables represent 0.53% of the total worldwide Credit operations portfolio Worldwide Credit Operations Owned Portfolio Non-Performing Receivables 52 33 1st Quarter 2010 Earnings Conference Call

2.36% 1.85% 1.35% 1.13% Revolving Charge Accounts 0.98% 0.62% 1.36% 1.33% Financing Leases Q1 2009 Q1 2010 Jan 2009 Jan 2010 Annualized Write-offs Past-Dues 0.34% 0.37% 0.29% 0.80% 3.97% 0.05% 0.60% 3.02% 0.03% 0.34% Total Owned C&F – Retail Notes A&T – Retail Notes 0.56% 0.19% John Deere Capital Corporation Owned Portfolio Past-Dues and Write-offs 53 34 1st Quarter 2010 Earnings Conference Call

0.05% 0.06% Revolving Charge Accounts 0.66% 3.99% 2.58% 0.51% Jan 2010 0.50% Total Owned Non-Performing Receivables Financing Leases C&F – Retail Notes A&T – Retail Notes 3.68% 0.90% 0.24% Jan 2009 John Deere Capital Corporation Owned Portfolio Non-Performing Receivables 54 35 1st Quarter 2010 Earnings Conference Call

Share Repurchase As Part of Publicly Announced Plans $0.0 0.0 2010 YTD $1.7 21.2 2008 $0.0 0.0 2009 Total $ Amount (in billions) Shares Repurchased* (in millions) Actual $0.2 5.9 2004 $5.6 114.5 Total $1.5 25.7 2007 $1.3 34.0 2006 $0.9 27.7 2005 Cumulative cost of repurchases since 2004: $5.6 billion Balance remaining on May 2007 40-million share authorization: 13.7 million May 2008 share authorization: $5.0 billion 31 January 2010 period ending shares: 424.0 million * All shares adjusted for two-for-one stock split effective 26 November 2007 55 36 1st Quarter 2010 Earnings Conference Call

Deere’s second quarter 2010 conference call is scheduled for 9:00 a.m. central time on Wednesday, May 19, 2010 56